Exhibit 99.1

Vireo Growth Inc. Closing of Acquisition of Eaze Inc.

Transaction expands Vireo’s operating footprint to 10 states with over 160 dispensaries and approximately 800,000 sq. ft. of cultivation and production

Acquisition adds an incremental 15 dispensaries to Company’s retail footprint in Colorado

Eaze’s delivery platform expected to enhance Company’s IP portfolio with a robust presence in California

Cory Azzalino announced as the CEO of Vireo’s California business

MINNEAPOLIS – April 1, 2026 – Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) (“Vireo” or the “Company”) today announced that it has closed its acquisition of Eaze Inc. (“Eaze”), a vertically-integrated cannabis retailer and delivery technology platform with operations in California, Florida and Colorado. Eaze has 67 active retail locations and has completed over 12 million deliveries.

Chief Executive Officer John Mazarakis commented, “We are thrilled to announce the closing of our Eaze acquisition and Vireo’s entrance into California and Florida. The addition of Eaze provides immediate scale in two of the country’s largest and most competitive cannabis markets. Eaze brings a polished and proven delivery presence to Vireo and this acquisition further adds to our growing position in Colorado. Cory Azzalino will step into the CEO role of Vireo’s California business – Cory and his team bring operational acumen and emphasis on retail excellence which strengthens Vireo’s platform. We are excited to collaborate in unlocking value across the broader portfolio.”

Cory Azzalino, Chief Executive Officer of Eaze, added, "The Eaze team is excited to join Vireo – our teams share a common vision for setting the standard in cannabis retail and delivery, and together we are well positioned to elevate experiences for customers across each market we serve. I look forward to continuing to grow Vireo’s California presence."

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

About Eaze Inc.

Eaze Inc. is a multi-state operator and the leader in California delivery with 67 dispensaries nationally. Eaze operates 12 delivery and retail stores in California, 15 retail stores in Colorado and 40 retail stores in Florida. Eaze’s Florida subsidiary is vertically integrated from seed-to-sale with 200,000 sq. ft. of indoor cultivation and manufacturing capacity. For more information about Eaze, visit www.eaze.com.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

612-314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding (i) the Company’s future product portfolio and its plans related thereto; (ii) future growth opportunities for the Company; (iii) the Company’s enhanced performance over the combined footprint with Eaze; (iv) the Company’s plans to build a scaled retail presence in California, Florida and Colorado; (v) the Company’s strategies, plans and commitments; and (vi) other statements that are not historical facts. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks involved with the adverse impact of the acquisition of Eaze on the Company’s business, financial condition, and results of operations; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the acquisition of Eaze; the effects of the acquisition of Eaze on the Company and the interests of various constituents; risks and uncertainties associated with the acquisition of Eaze, some of which are beyond the Company’s control; the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets;; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Form 10-K for the year ended December 31, 2025, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.